Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TurboSonic Technologies Inc., (the "Company"), on Form 10-K for the year ending June 30, 2008, as filed with the Securities and Exchange Commission, (the "Report"), I, Edward F. Spink, Chief Executive Officer of the Company, certify, pursuant to 18U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ EDWARD F. SPINK
Edward F. Spink
Chief Executive Officer
(Principal Executive Officer )
September 24, 2008

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TurboSonic Technologies Inc., (the "Company"), on Form 10-K for the year ending June 30, 2008, as filed with the Securities and Exchange Commission, (the "Report"), I, Carl A. Young, Chief Financial Officer of the Company, certify, pursuant to 18U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ CARL A. YOUNG
Carl A. Young
Chief Financial Officer
(Principal Financial Officer)
September 24, 2008